Exhibit 99.1 Third Quarter 2023 CHE S AP EAKE Earnings Conference Call UT IL ITIES CORP ORAT ION November 3, 2023 1

Today’s Presenters Jeff Householder Chairman of the Board, President, and Chief Executive Officer Beth Cooper Executive Vice President, Chief Financial Officer, Treasurer, and Assistant Corporate Secretary Jim Moriarty Executive Vice President, General Counsel, Corporate Secretary, and Chief Policy and Risk Officer 2

Forward Looking Statements and Other Statements Safe Harbor Statement Some of the Statements in this document concerning future Company performance will be forward-looking within the meanings of the securities laws. Actual results may materially differ from those discussed in these forward-looking statements. You should refer to the additional information contained in Chesapeake Utilities’ Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC and other subsequent SEC filings concerning factors that could cause those results to be different than contemplated in today’s discussion. Non-GAAP Financial Information This presentation includes non-GAAP financial measures including Adjusted Gross Margin, Adjusted Net Income and Adjusted Earnings Per Share (“EPS*”). A non-GAAP financial measure is generally defined as a numerical measure of a company's historical or future performance that includes or excludes amounts, or that is subject to adjustments, so as to be different from the most directly comparable measure calculated or presented in accordance with GAAP. Our management believes certain non-GAAP financial measures, when considered together with GAAP financial measures, provide information that is useful to investors in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionately positive or negative impact on results in any particular period. The Company calculates Adjusted Gross Margin by deducting the purchased cost of natural gas, propane and electricity and the cost of labor spent on direct revenue-producing activities from operating revenues. The costs included in Adjusted Gross Margin exclude depreciation and amortization and certain costs presented in operations and maintenance expenses in accordance with regulatory requirements. The Company calculates Adjusted Net Income and Adjusted EPS by deducting costs and expenses associated with significant acquisitions that may affect the comparison of period-over-period results. These non-GAAP financial measures are not in accordance with, or an alternative to, GAAP and should be considered in addition to, and not as a substitute for, the comparable GAAP measures. The Company believes that these non-GAAP measures are useful and meaningful to investors as a basis for making investment decisions and provide investors with information that demonstrates the profitability achieved by the Company under allowed rates for regulated energy operations and under the Company's competitive pricing structures for unregulated energy operations. The Company's management uses these non-GAAP financial measures in assessing a business unit and Company performance. Other companies may calculate these non-GAAP financial measures in a different manner. See Appendix for a reconciliation of Gross Margin, Net Income and EPS, all as defined under GAAP, to our non-GAAP measures of Adjusted Gross Margin, Adjusted Net Income, and Adjusted EPS for each of the periods presented. *Unless otherwise noted, EPS and Adjusted EPS information is presented on a diluted basis. 3

Financial Highlights • Adjusted EPS of $0.69 and $3.63, respectively, for the quarter and year- to-date periods ended September 30, 2023 • Excludes transaction-related expenses of $0.16 attributable to the announced acquisition of Florida City Gas ( FCG ) • Historically warmer temperatures throughout the first half of 2023 lowered adjusted EPS by approximately $0.41 per share year to date • Adjusted gross margin growth of $7.6 million during the third quarter was driven by continued pipeline expansion projects, natural gas organic growth, regulatory initiatives, and increased propane margins and fees • Entered into a definitive agreement to acquire FCG for approximately $923 million, which is expected to close in the fourth quarter of 2023 • Reaffirming capital expenditure and EPS guidance • Capital range from $1.5 to $1.8 billion for the five-year period ended 2028 • EPS and Adjusted EPS guidance to a range of $7.75 to $8.00 per share for 2028 4

Florida City Gas: Acquisition Announcement Recap In September, Chesapeake Utilities reached a definitive agreement to acquire Florida City Gas (FCG) for $923 million Expands Platform Enhances Scale Financial Benefits in Florida and Efficiency Builds on CPK’s High growth utility CPK has extensive track record of jurisdiction; gas system operational and successful M&A expansion opportunities regulatory expertise • Immediately more than doubles CPK natural gas distribution presence and positions CPK to capture additional growth opportunities across all our growth platforms and beyond our existing footprint in high-growth Florida, whose GDP growth outpaces the rest of the U.S. • Leverages our core competencies, expertise and community relationships, and adding FCG’s talented team members creates a stronger consolidated operation • Supports increase in CPK’s capital investment plan, supports and extends EPS growth rate of 8% and supports long-term dividend growth We are confident in the growth outlook associated with this transaction and are excited to welcome Florida City Gas employees and customers to CPK upon closing 5

Florida City Gas: Acquisition Closing Progress Update We remain on track for closing in the fourth quarter of 2023 Approvals update Transition •Hart-Scott-Rodino waiting period expires at the end of the day on November 6 Planning update •Delaware PSC regulatory approval received October 25 •Maryland PSC regulatory approval received November 1 Upon the approval and closing of the transaction, a seamless transition for both employees and customers is our priority. Financing Plan update Our transition team is comprised of experienced •Maintaining a strong balance sheet remains a priority leaders and led by a strong •As part of our overall financial risk mitigation, CPK actively evaluating evolving executive presence. market dynamics •We have significant flexibility in terms of the timing and forms of permanent The team is actively capital for the transaction identifying objectives and targets working towards a •We remain steadfast that our long-term financing plan will reflect an smooth Day 1. investment grade balance sheet and will be in the form most efficient for CPK 6

Continued Expansion to Serve Growing Demand

Announced ESNG's Worcester Resiliency Upgrade

- Planned liquefied natural gas storage facility in Bishopville, MD allowing for up to 0.5 million gallons of storage
- Project allows ESNG to provide critical energy service during peak winter heating season; improvements will help protect against weather-related disruptions, keeping energy prices affordable
- Expected total capital investment of approximately $80 million
- 30-year agreements with customers

MACH2™ Hydrogen Hub Proposal Awarded

- MACH2™ announced as one of seven hydrogen hub proposals awarded
- Collaboration between Delaware, southern New Jersey and southeastern Pennsylvania
- Up to $750 million awarded, with 1/3 estimated to be allocated to Delaware
- Chesapeake Utilities is a project partner in the hub; helps advance affordable and realistic environmentally responsible solutions

MACH2 Mid-Atlantic Clean Hydrogen Hub

Ongoing and Recently Completed Expansions

Ongoing Expansions

- Wildlight Expansion: Multiple pipeline extensions, a gas injection interconnect, and associated facilities
  - Various phases commenced in Q1'23 and continue through 2025 - expected adjusted gross margin of $2 million in 2024 and beyond
- Newberry Expansion: pipeline extension project approved by Florida PSC in July 2023
  - Supports the development of a natural gas distribution system that will bring gas service to the City of Newberry - expected adjusted gross margin of $0.9 million in 2024 and beyond

Recently Completed Expansions

- St. Cloud / Twin Lakes Expansion completed in Q3'23
- Expansion to serve Clean Energy's CNG fueling station completed in Q3'23
- ESNG's Southern Expansion completed in Q4'23

CHESAPEAKE UTILITIES CORPORATION
7

Year-to-Date 2023 Financial Performance Key Year-to-Date Earnings Adjusted Gross Adjusted Diluted Earnings Margin Drivers Per Share $6.4M $13.2M $7.7M $3.63 $3.58 Regulated Pipeline Higher Propane Margins per gallon Infrastructure Expansions and Programs Natural Gas Organic and fees and Recovery Growth Mechanisms $1.3M $0.7M -$9.8M $0.69 Margins Related To Adjusted Gross Lower Customer $0.54 Demand For Virtual Margin From Off- Consumption Pipeline Services System Natural Gas Related to Warmer Capacity Sales Weather Q3 2022 Q3 2023 YTD 2022 YTD 2023 8

Third Quarter and Year-to-Date 2023 Financial Summary Solid performance, despite significantly warmer weather and continued inflationary environment Consolidated Third Quarter Change Year to Date Change (in thousands except per share data) 2023 2022 $ % 2023 2022 $ % 1 Total Adjusted Gross Margin $ 94,453 $ 86,848 $ 7,605 8.8% $ 323,791 $ 304,901 $ 1 8,890 6.2% Operating Income 20,228 18,648 1,580 8.5% 1 03,488 99,981 3,507 3.5% Other Income (Expense), Net (72) 957 (1,029) -107.5% 1,036 4,454 (3,418) -76.7% Interest Charges 7,076 6,240 836 13.4% 21,272 17,404 3,868 22.2% Pre-tax Income 13,080 13,365 (285) -2.1% 83,252 87,031 (3,779) -4.3% Income Taxes 3,673 3,703 (30) -0.8% 21,368 23,385 (2,017) -8.6% Net Income $ 9,407 $ 9,662 $ (255) -2.6% $ 61,884 $ 63,646 $ (1,762) -2.8% Diluted EPS $ 0.53 $ 0.54 $ (0.01) -2.4% $ 3.47 $ 3.58 $ (0.11) -3.1% Net Income (GAAP) $ 9,407 $ 9,662 $ (255) -2.6% $ 61,884 $ 6 3,646 $ (1,762) -2.8% 2 Transaction-related expenses, net 2,804 - 2,804 2,898 - 2,898 1 Adjusted Net Income (Non-GAAP) $ 12,211 $ 9,662 $ 2,549 26.4% $ 6 4,782 $ 6 3,646 $ 1,136 1.8% 1 Adjusted Earnings Per Share - Diluted (Non-GAAP) $ 0.69 $ 0.54 $ 0.15 27.8% $ 3.63 $ 3.58 $ 0.05 1.4% 1 See appendix for GAAP to non-GAAP reconciliations. 2 Transaction-related expenses represent costs incurred attributable to the announced acquisition of FCG including, but not limited to, legal, consulting, audit and financing fees. 9

Key Drivers of Performance – Quarter Ended September 30, 2023 Q3 2022 Adjusted Diluted Earnings Per Share $0.54 Absence of Interest income from Federal Income A -$0.03 Tax refund Core business growth (not impacted by B $0.33 consumption) C Lower customer consumption -$0.03 D Operating expenses -$0.06 Depreciation, amortization and property tax E -$0.03 costs due to new capital investments F Interest and other changes -$0.03 1 Q3 2023 Adjusted Diluted Earnings Per Share $0.69 1 See appendix for GAAP to non-GAAP reconciliation for adjusted diluted earnings per share 10

Key Drivers of Performance – Year-to-Date September 30, 2023 YTD 2022 Adjusted Diluted Earnings Per Share $3.58 A Absence of gain from sales of assets -$0.08 Absence of Interest income from Federal Income B -$0.03 Tax refund C Reduction in state tax rate $0.07 D Core business growth (not impacted by weather) $1.22 Lower customer consumption related to E -$0.41 warmer weather F Operating expenses -$0.33 Depreciation, amortization and property tax G -$0.10 costs due to new capital investments H Interest and other changes -$0.29 1 YTD 2023 Adjusted Diluted Earnings Per Share $3.63 1 See appendix for GAAP to non-GAAP reconciliation for adjusted diluted earnings per share 11

Regulated Energy Segment – Financial Summary Continued expansion and customer growth, offset by reduced consumption Third Quarter Change Year-to-Date Change (in thousands) 2023 2022 $ % 2023 2022 $ % 1 Adjusted Gross Margin $ 75,893 $ 69,732 $ 6,161 8.8% $ 2 40,130 $ 2 22,800 $ 17,330 7.8% Dep., amort. & property taxes 18,891 18,594 297 1.6% 56,415 55,225 1,190 2.2% 2 Transaction-related expenses 3 ,899 - 3,899 NMF 3 ,899 - 3,899 NMF Other operating expenses 2 8,191 27,475 716 2.6% 8 7,988 83,373 4,615 5.5% Operating income $ 24,912 $ 23,663 $ 1,249 5.3% $ 91,828 $ 84,202 $ 7 ,626 9.1% Year-to-Date Highlights • Operating income up 13.7% (excluding FCG transaction costs) driven by: • Permanent rates associated with Florida natural gas base rate proceeding • Organic growth in natural gas distribution operations, including propane CGS conversions • Pipeline expansions by Eastern Shore Natural Gas, Florida Natural Gas, Peninsula Pipeline and Aspire Energy Express • Incremental contributions from regulated infrastructure programs • Partially offset by reduced customer consumption 1 See appendix for GAAP to non-GAAP reconciliation of adjusted gross margin 2 12 Transaction-related expenses represent costs incurred attributable to the announced acquisition of FCG including, but not limited to, legal, consulting, audit and financing fees.

Unregulated Energy Segment – Financial Summary Warmer weather partially offset by continued demand for virtual pipeline services Third Quarter Change Year-to-Date Change (in thousands) 2023 2022 $ % 2023 2022 $ % 1 Adjusted Gross Margin $ 18,589 $ 17,146 $ 1,443 8.4% $ 83,818 $ 82,193 $ 1,625 2.0% Dep., amort. & property taxes 4,902 4,507 395 8.8% 14,500 1 3,269 1,231 9.3% Other operating expenses 18,410 17,695 715 4.0% 57,789 5 3,367 4,422 8.3% Operating income (loss) $ (4,723) $ (5,056) $ 333 6.6% $ 11,529 $ 1 5,557 $ (4,028) -25.9% Year-to-Date Highlights •Operating income impacted by warmer weather and seasonal demand: • Reduced customer consumption impacted adjusted gross margin by approx. $6 million in Delmarva and Ohio regions due to warmer weather primarily during the first half of the year • Operating results during the second and third quarter historically have been lower as demand for propane declines in the warmer months • Partially offset by increased propane margins and service fees; and • Increased levels of virtual pipeline services 1 See appendix for GAAP to non-GAAP reconciliation of adjusted gross margin 13

Key Drivers of Growth

Organic Growth:

- 5.6% / 4.0% residential customer growth in Delmarva / Florida for Q3'23
- Added more than 8,700 residential customers since September 2022
- Natural gas continues to be the preferred energy source for our customers

Gas Transmission:

- Completion of St. Cloud / Twin Lakes expansion project in Q3'23
- Clean Energy expansion for CNG fueling station in Davenport, Florida placed into service during Q3'23
- Pipeline expansions continue to advance at the Wildlight Community in Yulee, Florida and other locations throughout our service territories
- ESNG's Southern Expansion was placed into service in Q4'23
- New projects being evaluated and pursued in Delmarva, Florida and Ohio

Propane Distribution:

- Continued to mitigate impacts of historically warmer weather experienced in the first half of the year across northern territories
- Ongoing advancement of our community gas system strategy
- Integrating Sharp's programs and practices within recent acquisitions

Marlin Gas Services:

- Continued demand for CNG services on a year-to-date basis
- Provided interim service for Clean Energy's CNG fueling station in Florida through in-service date in September

Sustainable Investments:

- Construction underway on first RNG facility at Full Circle Dairy
- Partner in the Mid-Atlantic Clean Hydrogen Hub (MACH2) team representing the Delaware, Philadelphia and Southern New Jersey region

CHESAPEAKE UTILITIES CORPORATION
15

Major Projects and Initiatives Update Key Projects and Initiatives Driving Capital Investment and Adjusted Gross Margin Adjusted Gross Margin Three Months Ended Nine Months Ended Year Ended Estimate for Project/Initiative September 30, September 30, December Fiscal (in thousands) 2023 2022 2023 2022 2022 2023 2024 Pipeline Expansions: Guernsey Power Station $ 373 $ 373 $ 1,107 $ 1,004 $ 1,377 $ 1,486 $ 1,482 Southern Expansion - - - - - 586 2 ,344 Winter Haven Expansion 166 64 468 125 260 576 626 Beachside Pipeline Extension 603 - 1 ,206 - - 1 ,825 2,451 North Ocean City Connector - - - - - - 200 St. Cloud / Twin Lakes Expansion 118 - 118 - - 268 584 1 Clean Energy 267 - 783 - 126 1,009 1,009 Wildlight 178 - 271 - - 528 2,000 Lake Wales 114 - 152 - - 265 454 Newberry - - - - - - 862 Total Pipeline Expansions 1,819 437 4,105 1,129 1,763 6,543 12,012 CNG/RNG/LNG Transportation and Infrastructure 2 ,385 2,813 8 ,811 7,473 11,100 $ 1 1,321 $ 1 2,500 Regulatory Initiatives: Florida GUARD Program 90 - 90 - - 324 2,421 Capital Cost Surcharge Programs 687 489 2 ,110 1,503 2,001 2,811 3 ,979 2 Florida Rate Case Proceeding 3,991 521 11,961 521 2 ,474 16,289 17,153 Electric Storm Protection Plan 298 - 940 - 486 960 2,433 Total Regulatory Initiatives 5 ,066 1 ,010 15,101 2,024 4 ,961 20,384 25,986 Total $ 9,270 $ 4,260 $ 28,017 $ 10,626 $ 17,824 $ 38,248 $ 50,498 Year-Over-Year Change $ 20,424 $ 12,250 1 Includes adjusted gross margin generated from interim services through the project in-service date in September 2023. 2 Includes adjusted gross margin during 2023 comprised of both interim rates and permanent base rates which became effective in March 2023. 16

Regulatory Initiatives

Rate Case Initiatives

Florida Public Utilities

- Rates became effective March 1, 2023
- Incremental $17.2 million rate increase with allowed ROE of 10.25% and equity percentage of 55%
- Consolidated four natural gas distribution entities

Maryland LDCs

- Planning combined rate case and depreciation studies for: Maryland Division, Sandpiper Energy and Elkton Gas
- Anticipate filing by January 31, 2024

Florida City Gas

- Rates became effective May 1, 2023
- Incremental $23.3 million rate increase with allowed ROE of 8.5%-10.5%
- Reserve surplus amortization mechanism to help keep earnings at top end

Infrastructure Programs

Florida Public Utilities

Natural Gas

- GUARD (Gas Utility Access and Replacement Directive) – projected capital investment of $205 million over a 10-year period
- Enhances safety, reliability and accessibility of portions of FPU's natural gas distribution system

Electric

- Storm Protection Plan and Storm Protection Plan Cost Recovery mechanisms – projected capital investment of over $8 million for 2023 with continued investment going forward

ESNG Capital Surcharge

- No specified limit on capital investment or time frame
- Recovery mechanism for capital costs associated with mandated highway and railroad relocate projects and compliance with new PHMSA regulations requiring the replacement of existing ESNG facilities

Florida City Gas

- Rate Case order approved both an extension and expansion of SAFE
- Proposed investment / construction schedule currently pending - $205.5 million, extension to 2035

CHESAPEAKE UTILITIES CORPORATION
17

Chesapeake Utilities' Company Culture Tradition of Recognition Continues • Recognized as 2023 Champion of Board Diversity by The Forum of Executive Women • For the fourth consecutive year, Chesapeake Utilities was recognized as Best Energy Provider and Sharp Energy as Best Propane Company by the Delaware State News’ Stars of Delaware awards • Nominated by and voted on by Delaware State News readers • 2022 Sustainability Report recognized with four MerComm ARC (Annual Report Competition) International Awards 18

Capital Expenditure Guidance Update $1.5-$1.8 Billion 5-year Capital Investment Plan (2024-2028), a ~65% Increase from Previous Plan New 2024-2028 $1.5B-$1.8B Guidance New 5-year plan: $1.5B to $1.8B (2024-2028) Key Drivers of Investment Plan Previous 2023-2025 2021-2022 $531M-$731M Guidance $369M • Investment in distribution systems to serve growing customer base and ensure reliability Prior 5-year plan: $900M to $1.1B (2021-2025) • Investment in related infrastructure, including gas transmission that supports the utility systems • Increase in capital investment projections for CPK’s legacy businesses 19 ~65% Increase

Track Record of Growing Capital Expenditures Long Track Record of Successfully Growing Capital Investment Plan ~$300-$360M/yr run rate ($1.5-$1.8 bn 5-yr plan) ~$150-$250M/yr avg. $283 ~$75-$100M/yr avg. $228 $195 $196 $199 $192 $169 ~$50M/ $141 yr avg. $108 $98 $200 $240 $78 To $193 $180 $174 $174 $169 $230 $49 $144 $44 $130 $98 $92 $78 $47 $44 Capital investments Acquisitions Hurricane Michael Amounts in chart reflected in millions. 20 FCG

Extending Earnings Growth Projections Earnings Per Share Growth Guidance Extended through 2028* $8.00 $7.75 $6.35 $6.15 $5.04 $4.73 $4.21 $3.72 $3.47 2018 2019 2020 2021 2022 2025 2025 2028 2028 * Diluted Earnings Per Share Growth from Continuing Operations 21 CPK Guidance – Low Range CPK Guidance – High Range CPK Guidance – Low Range CPK Guidance – High Range

Investment Proposition – Committed to Superior Performance Our Foundation for Growth Remains Strong We continually increase shareholder value through our: Over and over, we have proven we get it done; we have a long history of top-tier earnings growth TRACK • Consistently beating expectations, recording 16 years of consecutive earnings per share growth and 19 consecutive RECORD years of increasing the dividend* We have the expertise to balance project development and execution ENERGIZED • Our team prioritizes our people, our customers, our assets and our communities while striving to deliver growth and TEAM value for our stakeholders We are steadfast in the cost management of capital investments and ongoing operations FINANCIAL DISCIPLINE • Targeting 2025 EPS $6.15 to $6.35 and growing to $7.75 to $8.00 by 2028, an 8% CAGR over the period We identify and execute steady, return-oriented capital investments across each of our five platforms for growth PLATFORMS • Cap ex guidance of $1.5 billion to $1.8 billion through 2028, driven by our legacy businesses and benefits from FOR GROWTH Florida City Gas acquisition 22 * As of 2022; earnings per share growth excludes TCJA impact in 2017

CHE S AP EAKE UT IL ITIES Appendix CORP ORAT ION 23

Customer Consumption During the Nine Months Ended September 30, 2023 Nine Months Ended Variance September 30, Year-over-Year Delmarva 2023 2022 # % Exceptionally Warm Weather Across Actual HDD 2,069 2,603 (534) -21% All Service Areas 10-yr Avg HDD (“Normal”) 2,731 2,710 21 # (662) (107) Variance from •The effects of warmer temperatures primarily during the Normal % -24% first half of 2023 have significantly impacted our year-to- Nine Months Ended Variance September 30, Year-over-Year date earnings Ohio 2023 2022 # % •Delmarva and Ohio service territories had a more Actual HDD 3,148 3,614 (466) -13% significant impact given the heat load in our northern 10-yr Avg HDD (“Normal”) 3,661 3,614 47 # (513) (12) service areas Variance from Normal % -14% •CPK continues to mitigate the impacts of weather Nine Months Ended Variance September 30, Year-over-Year through organic growth initiatives, the Florida rate Florida 2023 2022 # % case outcome and cost management Actual HDD 371 535 (164) -31% •We will continue to take steps to offset the impacts of 10-yr Avg HDD (“Normal”) 550 543 7 weather throughout the fourth quarter # (179) (8) Variance from Normal % -33% 24

GAAP to Non-GAAP Reconciliation – Consolidated Results Third Quarter Change Year-to-Date Change (in thousands) 2023 2022 $ % 2023 2022 $ % Operating Revenues $ 1 31,547 $ 1 31,053 $ 494 0.4% $ 4 85,269 $ 4 93,403 $ (8,134) -1.6% Cost of Sales: Natural gas, propane and electric costs (37,094) (44,205) 7 ,111 -16.1% (161,478) (188,502) 2 7,024 -14.3% Depreciation & amortization (17,610) (17,339) (271) 1.6% (52,096) (51,532) (564) 1.1% 1 Operations &maintenance expense (12,733) (16,513) 3,780 -22.9% (47,251) (47,700) 449 -0.9% Gross Margin (GAAP) 64,110 5 2,996 11,114 21.0% 224,444 2 05,669 18,775 9.1% 1 Operations &maintenance expense 1 2,733 1 6,513 (3,780) -22.9% 47,251 47,700 (449) -0.9% Depreciation & amortization 17,610 17,339 271 1.6% 52,096 5 1,532 564 1.1% Adjusted Gross Margin (non-GAAP) $ 9 4,453 $ 8 6,848 $ 7,605 8.8% $ 323,791 $ 3 04,901 $ 18,890 6.2% 1 Operations & maintenance expenses within the Consolidated Statements of Income are presented in accordance with regulatory requirements and to provide comparability within the industry. Operations & maintenance expenses which are deemed to be directly attributable to revenue producing activities have been separately presented above in order to calculate Gross Margin as defined under US GAAP. See Chesapeake Utilities’ Annual Report on Form 10-K for the year ended December 31, 2022 for additional details. 25

GAAP to Non-GAAP Reconciliation – Regulated Energy Segment Third Quarter Change Year-to-Date Change (in thousands) 2023 2022 $ % 2023 2022 $ % Operating Revenues $ 102,411 $ 90,980 $ 11,431 12.6% $ 345,822 $ 3 11,064 $ 3 4,758 11.2% Cost of Sales: Natural gas, propane and electric costs (26,518) (21,248) (5,270) 24.8% (105,692) (88,264) (17,428) 19.7% Depreciation & amortization (13,192) (13,271) 79 -0.6% (39,179) (39,496) 317 -0.8% 1 Operations &maintenance expense (4,819) (9,211) 4,392 -47.7% (23,346) (25,694) 2,348 -9.1% Gross Margin (GAAP) 5 7,882 47,250 10,632 22.5% 177,605 157,610 19,995 12.7% 1 Operations &maintenance expense 4,819 9,211 (4,392) -47.7% 23,346 2 5,694 (2,348) -9.1% Depreciation & amortization 13,192 1 3,271 (79) -0.6% 3 9,179 39,496 (317) -0.8% Adjusted Gross Margin (non-GAAP) $ 7 5,893 $ 69,732 $ 6 ,161 8.8% $ 240,130 $ 222,800 $ 17,330 7.8% 1 Operations & maintenance expenses within the Consolidated Statements of Income are presented in accordance with regulatory requirements and to provide comparability within the industry. Operations & maintenance expenses which are deemed to be directly attributable to revenue producing activities have been separately presented above in order to calculate Gross Margin as defined under US GAAP. See Chesapeake Utilities’ Annual Report on Form 10-K for the year ended December 31, 2022 for additional details. 26

GAAP to Non-GAAP Reconciliation – Unregulated Energy Segment Third Quarter Change Year-to-Date Change (in thousands) 2023 2022 $ % 2023 2022 $ % Operating Revenues $ 34,970 $ 47,914 $ (12,944) -27.0% $ 1 58,886 $ 202,669 $ (43,783) -21.6% Cost of Sales: Natural gas, propane and electric costs (16,381) (30,768) 14,387 -46.8% (75,068) (120,476) 45,408 -37.7% Depreciation & amortization (4,420) (4,071) (349) 8.6% (12,923) (12,025) (898) 7.5% 1 Operations &maintenance expense (7,532) (7,673) 141 -1.8% (23,528) (21,428) (2,100) 9.8% Gross Margin (GAAP) 6 ,637 5 ,402 1,235 22.9% 47,367 48,740 (1,373) -2.8% 1 Operations &maintenance expense 7 ,532 7,673 (141) -1.8% 2 3,528 21,428 2,100 9.8% Depreciation & amortization 4 ,420 4,071 349 8.6% 1 2,923 1 2,025 898 7.5% Adjusted Gross Margin (non-GAAP) $ 1 8,589 $ 1 7,146 $ 1,443 8.4% $ 8 3,818 $ 82,193 $ 1,625 2.0% 1 Operations & maintenance expenses within the Consolidated Statements of Income are presented in accordance with regulatory requirements and to provide comparability within the industry. Operations & maintenance expenses which are deemed to be directly attributable to revenue producing activities have been separately presented above in order to calculate Gross Margin as defined under US GAAP. See Chesapeake Utilities’ Annual Report on Form 10-K for the year ended December 31, 2022 for additional details. 27

GAAP to Non-GAAP Reconciliation – Adjusted Net Income and EPS Third Quarter Year-to-Date (in thousands, except shares and per share data) 2023 2022 2023 2022 Net Income (GAAP) $ 9,407 $ 9 ,662 $ 61,884 $ 6 3,646 1 Transaction-related expenses, net 2 ,804 - 2 ,898 - Adjusted Net Income (Non-GAAP) $ 1 2,211 $ 9,662 $ 6 4,782 $ 6 3,646 Weighted average common shares outstanding - diluted 17,857,784 17,819,373 17,847,288 17,797,001 Earnings Per Share - Diluted (GAAP) $ 0.53 $ 0 .54 $ 3.47 $ 3 .58 1 Transaction-related expenses, net 0.16 - 0.16 - Adjusted Earnings Per Share - Diluted (Non-GAAP) $ 0.69 $ 0.54 $ 3.63 $ 3.58 1 Transaction-related expenses represent costs incurred attributable to the announced acquisition of FCG including, but not limited to, legal, consulting, audit and financing fees. 28

Quarterly Earnings Cadence* Adjusted EPS FY Year Q1 Q2 Q3 Q4 2023 $2.04 $0.90 $0.69* 2022 $2.08 $0.96 $0.54 $1.46 $5.04 % of FY 41% 19% 11% 29% $1.96 $0.78 $0.71 $1.28 $4.73 2021 % of FY 41% 16% 15% 27% 2020 $1.77 $0.64 $0.56 $1.24 $4.21 % of FY 42% 15% 13% 29% 2019 $1.75 $0.54 $0.38 $1.04 $3.72** 47% 15% 10% 28% % of FY 2018 $1.66 $0.35 $0.37 $1.09 $3.47 % of FY 48% 10% 11% 31% 5yr % Band 41% - 48% 10% - 19% 10% - 15% 27% - 31% Note: Historic Adjusted EPS presented from continuing operations *Beginning in the third quarter of 2023, the Company’s earnings per share metric was adjusted to exclude transaction-related expenses attributable to the announced acquisition of FCG including, but not limited to, legal, consulting, audit and financing fees. 29 **The sum of the four quarters does not equal the full year amount due to rounding and the impact of average share counts

Solid Track Record of Return on Equity th Consistently exceeding peer median and 75 percentile Return on Equity 14% 12.7% 13% 12.6% 12.2% 12.2% 12.1% 12.0% 11.8% 11.7% 11.7% 12% 11.6% 11.3% 11.3% 11.2% 11.3% 11.3% 11.1% 11.0% 11.0% 11% 10% th * 10-Year Peer 75 Percentile – 9.4% 9% * 10-Year Peer Median – 8.2% 8% 7% CPK Peer Median Peer 75th Percentile 18 years with 11%+ Return on Equity 30 * Peer ROE’s as-of 12/31/2022

Mission, Vision and Values OUR Mission We deliver energy that makes life better for the people and communities we serve. OUR Vision We will be a leader in delivering energy that contributes to a sustainable future. OUR Values Care Integrity Excellence We put people first. We tell the truth. We achieve great things Keep them safe. Build trusting Ensure moral and together. relationships. Foster a culture of ethical principles drive our Hold each other accountable to do equity, diversity and inclusion. decision-making. Do the right thing the work that makes us better, Make a meaningful difference even when no one is watching. every day. Never give up. everywhere we live and work. 31